Securian Financial Group, Inc.
400 Robert Street North
St. Paul, MN  55101-2098
www.securian.com
651.665.3500


SECURIAN LETTERHEAD


May 1, 2008


MOA Classic/MOA Achiever Contract Owners:

At this time of year, you might expect to receive a revised prospectus for your MultiOption Classic (?Classic?) or MultiOption Achiever (?Achiever?) contract. This document, while useful and informative, is costly to produce and distribute, particularly for contracts such as your Classic or Achiever contract which have not been actively sold for a number of years. Under an SEC staff position, Minnesota Life may cease its practice of producing and distributing an updated prospectus for contracts which are not actively marketed and it will now do so for the Classic and Achiever class of contracts.

You will continue to receive annually the financial statements of Minnesota Life and those of your separate account, the Variable Annuity Account. You will also continue to receive annually the prospectuses and annual and semi-annual reports of the underlying funds. Please note there is no change in your contract or its rights as a result of this change. Annuity Services will continue to provide on-going service to you, assist you with annuity transactions and disbursements, issue confirmations of your transactions, and provide a contract annual report, all as covered by your Classic or Achiever contract. In addition, should there be critical information about your contract that you should know about, we will notify you by letter should the occasion arise.

We continue to value your long-standing relationship with Minnesota Life. Please feel free to call Annuity Services at 1-800-362-3141 if you have any questions.

Sincerely,

/s/ Jenean C. Cordon

Jenean C. Cordon
Vice President & Actuary
Minnesota Life Insurance Company


Securian Financial Group provides financial security for individuals and businesses through its subsidiaries including
Minnesota Life Insurance Company, Advantus Capital Management, Securian Financial Services and Securian Trust Company.